EXHIBIT 99.11
                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the reference to our firm under the caption "Independent Accountants" in the Statements of Additional Information of EV Classic Information Age Fund, EV Marathon Information Age Fund and EV Traditional Information Age Fund in Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A (1933 Act File Number 2-22019) of Eaton Vance Growth Trust.

                                                      COOPERS & LYBRAND L.L.P.

March 22, 1996
Boston, Massachusetts